Innovative Deposits, Solid Earnings, Personal Attention...Profitable Future. Garold R. Base President and Chief Executive Officer Patti McKee Executive Vice President and Chief Financial Officer Exhibit 99

This report may contain statements relating to the future results of the Company (including certain projections and business trends) that are considered "forward-looking statements" as defined in the Private Securities Litigation Reform Act of 1995 (the "PSLRA"). Such forward-looking statements, in addition to historical information, which involve risk and uncertainties, are based on the beliefs, assumptions and expectations of management of the Company. Words such as "expects," "believes," "should," "plans," "anticipates," "will," "potential," "could," "intend," "may," "outlook," "predict," "project," "would," "estimates," "assumes," "likely," and variations of such similar expressions are intended to identify such forward- looking statements. Examples of forward-looking statements include, but are not limited to, possible or assumed estimates with respect to the financial condition, expected or anticipated revenue, and results of operations and business of the Company, including earnings growth; revenue growth in retail banking, lending and other areas; origination volume in the Company's consumer, commercial and other lending businesses; current and future capital management programs; non- interest income levels, including fees from banking services as well as product sales; tangible capital generation; market share; expense levels; and other business operations and strategies. For this presentation, the Company claims the protection of the safe harbor for forward-looking statements contained in the PSLRA. Factors that could cause future results to vary from current management expectations include, but are not limited to, changing economic conditions; legislative and regulatory changes; monetary and fiscal policies of the federal government; changes in tax policies; rates and regulations of federal, state and local tax authorities; changes in interest rates; deposit flows; the cost of funds; demand for loan products; demand for financial services; competition; changes in the quality and composition of the Company's loan and investment portfolios; changes in management's business strategies; changes in accounting principles, policies or guidelines; changes in real estate values and other factors discussed elsewhere in this report and factors set forth under Risk Factors in our Annual Report on Form 10-K. The forward-looking statements are made as of the date of this report, and the Company assumes no obligation to update the forward-looking statements or to update the reasons why actual results could differ from those projected in the forward-looking statements. Safe Harbor Statement

$1.7 billion in assets and 38 locations

Franchise Statistics (at December 31, 2007) Total Asset: $1.66 billion Total Net Loans: $921.8 million Total Deposits: $1.30 billion Number of Retail Locations: 37 Employees: 581 On September 1, 2007, ViewPoint, through its wholly-owned subsidiary, Community Financial Services, Inc., completed its acquisition of the assets of Bankers Financial Mortgage Group, Ltd. On October 3, 2007, ViewPoint opened a new banking center in the Plano market. ViewPoint operates 28 branches and 9 loan production offices.

Executive Team Name Title Previous Experience Garold R. Base President, Chief Executive Officer 40 years experience in the financial industry with 36 years serving as President / CEO; Board Member, Texas Bankers Association; Past Member, Federal Reserve Advisory Board, Washington D.C. Patti McKee Executive Vice President, Chief Financial Officer 25 years of banking/finance experience, Certified Public Accountant Mark E. Hord Executive Vice President, General Counsel 16 years of banking and real estate legal experience, Jackson Walker, L.L.P. Rick Robertson Executive Vice President, Chief Banking Officer More than 30 years in banking, Key Bank, Michigan Jim Parks Executive Vice President, Chief Operating Officer More than 30 years in banking, Texas Bank, Frost National Bank Patrick Ramsier Senior Vice President, Commercial Real Estate More than 20 years in commercial real estate, GE Capital Commercial Real Estate Finance Paul Craig Senior Vice President, Retail Banking Manager More than 35 years in banking, Capital One, Hibernia National Bank, Southwest Savings, First Texas/Gibraltar Savings Gerry Taylor President, Banker's Financial Mortgage Group, Ltd. More than 25 years in mortgage banking, Wells Fargo, founder of Bankers Financial An experienced banking team with metropolitan market backgrounds.

Ranked #5 in deposits for financial institutions in Collin County above larger institutions such as Wells Fargo, Citibank, Washington Mutual Strong foothold due to our over 55 years in the market Ranked #1 in deposits for financial institutions headquartered in Collin County (Dallas Business Journal)

Ranked in the Top 150 Public Companies by revenue in Dallas/Fort Worth Area (Dallas Morning News)

Area Demographics Dallas / Fort Worth Metropolitan area experienced a 2.6% population growth from 2006 to 2007, bringing the total to over 6.2 million residents Unemployment went down 18.8% in the Dallas / Fort Worth Metropolitan area from 2006 to 2007 Texas Market Source: dallaschamber.org

Texas housing market did not experience price "bubble". Average prices in Texas have increased 5% over same time last year, compared to a decline nationally. Texas is experiencing slower housing market, yet is out- performing the national market Housing starts Home sales Days on market Inventory Texas Market

Business Strategy To create value in our market area by maintaining profitability, a strong capital position and high asset quality through the following objectives: Improve operating efficiency Diversify balance sheet and maintain strong core deposit mix to increase net interest margin Maintain high level of asset quality Expand branch network Provide quality service while developing employees and continuing to increase managerial depth

Business Objectives Year-end Highlights $0.20 earnings per share Total assets of $1.66 billion, an increase of 8.4% from December 31, 2006 Total deposits of $1.30 billion, an increase of 5.1% from December 31, 2006 Declared quarterly dividends of $0.20 cents per share in 2007 and announced quarterly dividend of $.06 cents per share, a one cent increase over the dividend paid in previous quarters, payable on February 19, 2008, to shareholders of record on February 5, 2008 Acquired the assets of Bankers Financial Mortgage Group ("BFMG") in September 2007, which resulted in the addition of $15.0 million of mortgage loans to our portfolio and the sale of $55.2 million of mortgage loans to outside investors from September through December 2007 Full year earnings before income tax expense (benefit) increased 27.4% compared to 2006 Asset quality remains strong with lower net charge-offs and decreased loan delinquency compared to 2006

Selectively emphasize product and services to diversify income Exited the indirect auto market due to low margins Expanded our presence in more profitable business lines Commercial Real Estate lending Residential lending Acquired assets of residential mortgage group (BFMG) 3Q2007 Business Objectives Improve Operating Efficiency

Improve Non Interest Income Business Objectives Increased YTD noninterest income by $2.7 million, or 11.39%, from December 2006 to December 2007 Increased net gain on sale of loans Aligned our fee structure to increase customer profitability

Improve Efficiency Ratio Business Objectives Controlled operating expenses Reduced the efficiency ratio from 94.83% in March 2006 to 83.95% in December 2007 Right-sized organization Transitioning instore strategy to brick and mortar facilities to improve efficiencies

Business Objectives Earnings Real estate interest income increased $3.0 million Total investment income increased $14.0 million Net gain/loss on sale of loans increased $1.1 million Other non interest income increased $1.6 million

Business Objectives Balance Sheet Diversification - Loan Mix Yield: 5.56% Yield: 5.93%

Business Objectives Increased Residential portfolio by $59.8 million, or 16.12%, from same time last year Balance Sheet Diversification

Business Objectives Increased Commercial Real Estate portfolio by $68.5 million, or 37.28%, from same time last year Balance Sheet Diversification

Business Objectives Strong Core Deposit Mix Total Cost on Deposits: 2.95%

Business Objectives High Asset Quality Asset Quality: Non-performing loan ratio remained relatively constant during the period despite fluctuations in the credit market We focus on maintaining quality assets

Business Objectives High Asset Quality Net charge-offs consist primarily of consumer loans and have declined from 0.44% of average loans at 4Q2006 to 0.39% of average loans at 4Q2007. 30 -89 day delinquency decreased 16.3% from a year ago

Stock Performance Outperformed other Mutual Holding Companies in 2007

Stock Performance Dividends - $0.05 per share quarterly, $0.20 per share annually. 2007 payout average of 48% of earnings. Announced a dividend increase to $0.06 per share for Q4 2007. Repurchased 1,000,455 shares in 2007. Continue Capital Management Plan.

Business Objectives Branch Expansion New Plano Central Branch NE Tarrant County Branch - Opening 2008

Customer Focused - Convenience & Service Business Objectives Customer Care Department Extended banking hours - even open one location on Sunday Robust 24-hour internet banking account access with online bill-pay Online Live Chat available Monday - Friday 9 a.m. to 5 p.m.

Customer Focused - Innovative Products & Services Business Objectives Free Financial Education Seminars for Businesses & Consumers Private Client Services ePoint Business

Develop and retain strong employees Business Objectives Implemented equity-based incentive program to attract and retain talent Hired 7 key "in-market" staff in the last 60 days Referral incentives paid for new mortgage and business sales Service Level Agreements for all frontline and back-office staff

Looking Forward Summary Expand our banking network with de novo branches Hire talent to complement business objectives Selectively expand geographic footprint

For more information: Visit our website at viewpointbank.com Call us with questions: Garold R. Base President and Chief Executive Officer 972.758.1551 Patti McKee Executive Vice President and Chief Financial Officer 972.509.2009 Mark Hord Executive Vice President and General Counsel 972.758.1551

Appendix